++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+                                                                  EXHIBIT 4.1 +
+      COUNTERSIGNED AND REGISTERED:                                           +
+             CONTINENTAL STOCK TRANSFER & TRUST COMPANY                       +
+                                                TRANSFER AGENT                +
+                                                AND REGISTRAR                 +
+                                                                              +
+      BY                                                                      +
+                                                                              +
+                                          AUTHORIZED OFFICER                  +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

--------------------------------------------------------------------------------

                              [SEAL APPEARS HERE]

    NUMBER                                                           SHARES
---------------                                                  ---------------
COM
---------------                                                  ---------------
                             CORECOMM INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK

  SEE THE LEGEND ON THE                                        SEE REVERSE FOR
REVERSE OF THIS CERTIFICATE                                  CERTAIN DEFINITIONS
                                                               CUSIP 21868N 10 6

--------------------------------------------------------------------------------
THIS CERTIFIES THAT      SPECIMEN



is the owner of
--------------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                             CORECOMM INCORPORATED
                             CERTIFICATE OF STOCK
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Signature appears here                           /s/ Signature appears here
                   [CORECOMM INCORPORATED SEAL APPEARS HERE]

                  SECRETARY                                            PRESIDENT
--------------------------------------------------------------------------------

                             CoreComm Incorporated

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and Continental Stock Transfer & Trust Company (the "Rights Agent") dated as of January 24, 1992, as amended as of January 31, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

    TEN COM--as tenants in common                  UNIF GIFT MIN ACT--
    TEN ENT--as tenants by the entireties          ...........Custodian.........
    JT TEN --as joint tenants with right              (Gift)       (Minor)
             of survivorship and not as            under Uniform Gifts to Minors
             tenants in common                     Act..................
                                                         (State)
    Additional abbreviations may also be used though not in the above list.

        For value received,________hereby sell, assign and transfer unto
        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------


        --------------------------------------


        ________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                   ASSIGNEE)

        ________________________________________________________________________

        ________________________________________________________________________

        __________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated_______________




                     ___________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


        Signature(s) Guaranteed:

        ______________________________________________________________
        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.